Investor Presentation

November 2008

Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements.  These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to the consolidated results of operations and financial condition of the Company.
These statements can be recognized by the use of words such as “expects,”
“plans,” “will,” “estimates,” “projects,” “intends,” or words of similar meaning.
Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions.
The Company has no obligation and does not undertake to revise forward-
looking statements to reflect future events or circumstances.

Investment Highlights

A national leader in liquid organic fertilizers; 14 years of history

Recently launched granular fertilizers, which enjoy higher demand

Competitive advantages: A) Proprietary formulas for fertilizers

B) Partnership with Sinochem, China’s largest fertilizer distributor

Gov’t support for green-food industry drives organic fertilizers

In 3Q08, sales +44% YoY to $17M, EPS +34% YoY to $0.14

Gross margin (ttm): 46%

$5M cash on hand at end of 3Q08, no long-term debt

Attractive valuation (2.0x ttm EPS; 1.5x ’09 est.*)

* Roth estimates: 2009 EPS$0.56, Rev $80.8M; 2010 EPS $0.69, Rev $97.2M (11/11/2008)

China’s Organic Fertilizer Market

Limited supply of farmland in China

Increasing demand for livestock feed and organic, “green food”

Gov’t supporting affordability of fertilizer and lifting livelihood of farmers

Green food market: $1.5B, expected to rise from 3% of total food now to 10% by 2010

Gov’t mandate: safety, efficacy and environmental friendliness

Organic fertilizers 20% cheaper than chemical ones; gaining traction among farmers

China’s use of organic fertilizers: 27% of the total vs. 50% in developed countries

Export growth: 2001-2006 at CAGR of 37%

Source: China Green Food Development Center

Sources: China Green Food Development Center (http://www.greenfood.org.cn/); China Daily; Goldman Sachs,
Morgan Stanley and Roth Capital research notes

Nationally Certified Producer

A Strong and

Leading Brand

Competitive Pricing

Proprietary Formulas &

Superior Technology

Nationwide Production &
Distribution

Strategic Plant Locations

Marketing-backed Expansion

Moving into the Granular
Market

CAGC’s Winning Formula

  Lvlingbao III

For fruits and vegetables

  Lvlingbao IV

For large-scale crops and jet-spray

  Tailong I

Highly customizable for fruits and high-margin
crops and can be tailored to local soil conditions

  Green Vitality (Liquid in a bottle)

Premium line specific for central and southern
regions of China (14% of sales)

   Green Vitality (Granular in a bag)

Launched in Sept 2008; currently produced
through a third-party manufacturer (20% of sales)

Proprietary Products

Benefits of Use

Product Efficacy

Crop Type

Yield Increase

Wheat

15-30%

Maize

15-30%

Rice

8-20%

Soybean

10-20%

Peanuts

10-20%

Cotton

15-30%

Tobacco

13-25%

Watermelon

25-36%

Leafy Vegetables

15-40%

Potatoes

14-30%

Fruits

15-25%

Why Do Farmers Choose CAGC?

Shorter harvest time

Accelerated photosynthesis

Improved root absorption

Balanceable nutrition

Enhanced anti-reversion force

No hormones

Ability to restore soil

National Certification

CAGC is certified by the Ministry of Agriculture to use liquid organic fertilizer in all regions of China

Certification process poses a significant barrier to entry:

Takes 7 years

Costs about $1M

Only 10% of fertilizer makers are nationally certified;
the other 90% can only sell regionally

9

National-Level Distribution

Harbin

5k-ton liquid/50k-ton
granular

*Beijing Headquarters

2K-ton liquid/100K-ton
granular

Chongqing

2k-ton liquid

Anhui

2k-ton liquid

Xinjiang

2k-ton liquid/50K-
ton granular

Strategic locations facilitate supplies to farmlands as well as market expansion into Central and Southern China

Wide distribution channel via over 400 points in 26 provinces, excluding Sinochem’s extensive network

Strategic alliance with Sinochem, China’s largest fertilizer distributor

CAGC is Sinochem’s first liquid product supplier

Sinochem will distribute Green Vitality in southern and eastern provinces

Sales personnel deployed at village level for local support

Targeted print, radio, and TV advertising campaigns at the local level

Promotion via the prestigious National Agro-Technical Extension & Service Center

Overseas:

Certification testing in Egypt and Ukraine

First shipment to Egypt in Sept. 2008

Robust Marketing Programs

New Product: Granular Fertilizers

Market in China: $4.5B

Peak season (Oct. through March) overlaps liquids’ down season

Commenced sales in Q3 2008: $3.6M (20% of total sales)

Granular bundled with liquid can maximize value to farmers:

Liquids applied to leaves and fruits (foliage fertilizer)

Granules applied to soil before planting (soil fertilizer)

Production licenses expected by the end of 2008

Leader in China’s
organic fertilizer
industry

Summary of Growth Strategy

Granules broaden product
mix and add value

Targeted marketing heightens
brand awareness

Using Sinochem partnership
to expand footprint

Diversifying revenues in
foreign markets

Advertising expands brand
awareness

Accelerating growth via
strategic M&As

Mr. Yu Chang - President, CEO & Founder

Formerly a regional head of the Agricultural Bank of China

Beneficial ownership of 41.85% of outstanding shares

Ms. Xiaorong Teng – Chief Operating Officer

Served the Company and its predecessors since 1994

Beneficial ownership of 2.45% of outstanding shares

Mr. Yau-Sing Tang - CFO

Over 23 years of accounting, corporate finance and financial reporting experience

Formerly executive director and CFO of China Cable and Communication, Inc. (OTCBB)

Member of the Association of Chartered Certified Accountants in the U.K. and H.K.

Mr. Kelviz Lim Kok Siak - VP of Finance

Member of Association of Chartered Certified Accountants (ACCA)

Graduated with honors from Multimedia University, Kuala Lumpur, Malaysia

Experienced Management Team

Mr. Gene Michael Bennett – Chair of the Audit Committee

Over 25 years of experience as CFO, accounting and audit professor, and financial consultant

A partner at ProCFO, a California-based contract-CFO service for firms needing an interim CFO

CPA with Grant Thornton from 1982 to 1983 and MBA from Michigan State University

Currently pursuing a doctorate of business administration at City University of Hong Kong

Professor Lunzhang Dai

Renowned scholar in economics, finance and international relations

Economic policy adviser to the Chinese central bank

The first Chinese national to be elected a scholar at the U.N. Institute for Int’l Information Science

Helped establish 8 cement industry joint ventures in China, serving as senior financial consultant

Mr. Hailin Zhang

VP of the Research Institute at the Chinese Academy of Agricultural Sciences (CAAS)

Involved in agricultural planning and development in numerous cities and provinces in China

B.A. in business management from Renmin University in Beijing

Independent Board Directors

$ Millions

2003-2007 CAGR 34.0%

Revenue Growth

$ Millions

Operating Profit Growth

2003-2007 CAGR 37.4%

Net Income Growth

$ Millions

2003-2007 CAGR 43.6%

61,735

7,234

68,183

4,628

44,931

$            5,265

Sept. 30

2008

60,618

Current assets

(in ’000s)

June 30

2008

Cash

$            7,388

Receivables

32,825

PPE, net

3,837

Current liabilities

3,772

Stockholders’ equity

58,114

Zero-Debt Balance Sheet

Profit Margins

21%

36%

51%

2Q08

16%

30%

50%

1Q08

18%

36%

52%

2006

22%

39%

52%

2007

3Q08*

Gross
Margin

41%

EBITDA
Margin

30%

Net Income
Margin

21%

*3Q08 margin decline was due to the introduction of granules into the product mix; excluding granules, gross margin for liquids was 48%.

U.S.-listed Peers

*Stock price & mkt cap as of 11/17/2008 closing;

**Trailing 12-month EPS according to Bloomberg.

7.3x

$9.49

$20.9B

$69.15

POT

4.9x

$6.45

$14.0B

$31.57

MOS

4.1x

$0.59

$44.1M

$2.40

CGAG

2.0x

$0.37

$18.5M

$0.75

CAGC

P/E

EPS
(TTM)**

Mkt Cap*

Price*

Equity Snapshot

Trading on the OTC Bulletin Board

Symbol:                                                                                     CAGC

Price (11/17/08):                                   $0.75

Market Cap:                                                              $18.5M

Shares Outstanding:                                24.7M

Revenues (ttm):                                            $47.3M

Revenue 5-Yr CAGR:            34.0%

Net Income    (ttm):                                            $9.0M

EPS (ttm):                                       $0.37

P/E:                                                2.0x

Investment Highlights

A national leader in liquid organic fertilizers; 14 years of history

Recently launched granular fertilizers, which enjoy higher demand

Competitive advantages: A) Proprietary formulas for fertilizers

B) Partnership with Sinochem, China’s largest fertilizer distributor

Gov’t support for green-food industry drives organic fertilizers

In 3Q08, sales +44% YoY to $17M, EPS +34% YoY to $0.14

Gross margin (ttm): 46%

$5M cash on hand at end of 3Q08, no long-term debt

Attractive valuation (2.0x ttm EPS; 1.5x ’09 est.*)

* Roth estimates: 2009 EPS$0.56, Rev $80.8M; 2010 EPS $0.69, Rev $97.2M (11/11/2008)

Company Contact:                                                                                                 Investor Relations:

China Agritech, Inc.                                                                     Grayling Global

Mr. Kelviz Kok Siak Lim                                 Mr. Valentine Ding

Phone: +86-10-5962-1220                                                 Phone: +1-646-284-9412

Email: kelviz@chinaagritech.com                                  Email: vding@hfgcg.com

Legal Counsel:                                                 Independent Auditor:

Thelen LLP                                                                Grobstein, Horwath &

                                                                                               Company LLP

Thank You!